SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]
Filed by a party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               THERMOGENESIS CORP.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] 125 per Exchange Act Rules O-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

                               THERMOGENESIS CORP.
                              3146 Gold Camp Drive
                            Rancho Cordova, CA 95670
                            Telephone (916) 858-5100


To Our Stockholders:

     You are cordially invited to attend the annual meeting of the stockholders of Thermogenesis Corp. to be held at 9:00 a.m. (PST), on January 24, 2002, at Hilton Garden Inn, located at 221 Iron Point Road, Folsom, California 95630.

     At the meeting, you will be asked to (i) elect six nominees to the Board of Directors, (ii) approve the adoption of the 2002 Independent Directors Equity Incentive Plan, (iii) approve an amendment to the 1998 Equity Incentive Plan to increase the number of shares available for grant and (iv) other matters that properly come before the meeting, including adjournment of the meeting.

     We hope you will plan to attend the stockholders' meeting. However, in order that we may be assured of a quorum, we urge you to sign and return the enclosed proxy in the postage-paid envelope provided as promptly as possible, whether or not you plan to attend the meeting in person.


                                                     /s/ PHILIP H. COELHO
                                                         -----------------------
                                                         Philip H. Coelho,
                                                         Chairman and
                                                         Chief Executive Officer


December 3, 2001

                               THERMOGENESIS CORP.
                              3146 Gold Camp Drive
                            Rancho Cordova, CA 95670
                            Telephone (916) 858-5100

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JANUARY 24, 2002


     NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Thermogenesis Corp. (the "Company"), a Delaware corporation, will be held at Hilton Garden Inn, located at 221 Iron Point Road, Folsom, California 95630, on Thursday, January 24, 2002, at 9:00 a.m. (PST), for the purpose of considering and acting on the following:

     1. To elect the six nominees named in the proxy statement as directors to serve for one-year terms or until their successors have been elected and qualified.

     2.   Approve  the  adoption  of  the  2002  Independent   Directors  Equity
          Incentive Plan.

     3. Approve the amendment to the 1998 Equity Incentive Plan to increase the number of shares available for grant.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on November 26, 2001, are entitled to receive notice of and to vote at the meeting. Stockholders are invited to attend the meeting in person.

     Please sign and date the accompanying proxy card and return it promptly in the enclosed postage-paid envelope whether or not you plan to attend the meeting in person. If you attend the meeting, you may vote in person if you wish, even if you previously have returned your proxy card. The proxy may be revoked at any time prior to its exercise.

                                              By Order of the Board of Directors


                                                  /s/  DAVID C. ADAMS
                                                       ------------------
                                                       David C. Adams
                                                       Secretary


December 3, 2001

                             YOUR VOTE IS IMPORTANT

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                               THERMOGENESIS CORP.
                              3146 Gold Camp Drive
                            Rancho Cordova, CA 95670
                            Telephone (916) 858-5100



                                 PROXY STATEMENT


     We are furnishing this proxy statement to you in connection with our fiscal year 2002 annual meeting to be held on Thursday, January 24, 2002, at 9:00 a.m.
(PST) at Hilton Garden Inn located at 221 Iron Point Road, Folsom, California 95630, and at any adjournment thereof. The matters to be considered and acted upon are (i) the election of six nominees as directors, (ii) the approval of the adoption of the 2002 Independent Directors Equity Incentive Plan, (iii) approve the amendment to the 1998 Equity Incentive Plan to increase the number of shares available for grant, and (iv) such other business as may properly come before the meeting.

     The enclosed proxy is solicited on behalf of our board of directors and may be revocable by you at any time prior to the voting of such proxy. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with instructions, if any.

     Our annual report for the fiscal year 2001, including financial statements, is included in this mailing. Such report and financial statements are not a part of this proxy statement except as specifically incorporated herein.

     This proxy statement was first mailed to stockholders on December 3, 2001.

                                ABOUT THE MEETING

What is the purpose of the Annual Meeting?

     At the annual meeting, you will vote on the matters outlined in the accompanying Notice of Annual Meeting of Stockholders on the second page of this proxy statement, including the election of the directors.

Who is entitled to vote?

     Only stockholders of record at the close of business on the record date, November 26, 2001 (the "Record Date"), are entitled to vote at the annual meeting, or any postponements or adjournments of the meeting.

What are the Board's recommendations on the proposals?

     The Board recommends a vote FOR each of the nominees, FOR the approval of the adoption of the 2002 Independent Directors Equity Incentive Plan and FOR the approval of the amendment to the 1998 Equity Incentive Plan increasing the number of shares available for grant.

How do I vote?

     Sign and date each proxy card you receive and return it in the postage-prepaid envelope enclosed with your proxy materials. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card(s) in person.

     If your shares are held by your broker or bank, in "street name," you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not instruct your broker or bank how to vote, your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

Can I change my vote after I return my proxy card?

     Yes. You have the right to revoke your proxy at any time before the meeting by notifying the Company's Assistant Secretary at ThermoGenesis Corp., 3146 Gold Camp Drive, Rancho Cordova, California 95670 in writing, voting in person or returning a later-dated proxy card.

Who will count the vote?

     The Assistant Secretary will count the votes and act as the inspector of election. Our transfer agent, Computershare Trust Company is the transfer agent for the Company's common stock. Computershare Trust Company will tally the proxies and provide this information at the time of the meeting.

What shares are included on the proxy card(s)?

     The shares on your proxy card(s) represent ALL of your shares.

What does it mean if I get more than one proxy card?

     If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Computershare Trust Company, located at 12039 West Alameda Parkway, Suite Z-2, Lakewood, Colorado 80228, phone (303) 986-5400, fax (303) 986-2444, or, if your shares are held by your broker or bank in "street name," by contacting the broker or bank who holds your shares.

How many shares can vote?

     Only shares of common stock and series A convertible preferred stock may vote. As of the Record Date, 31,806,436 shares of common stock and 158,000 shares of series A convertible preferred stock were issued and outstanding. Each share of common stock is entitled to one vote on all matters submitted for stockholder approval. Each share of series A convertible preferred stock is entitled to vote with the common stock the number of votes equal to one vote for each share of common stock to which it is convertible on all matters submitted for stockholder approval. Therefore, each share of series A convertible preferred stock is entitled to five (5) votes.

What is a "quorum"?

     A "quorum" is a majority of the outstanding shares entitled to vote. A quorum may be present in person or represented by proxy to transact business at the stockholders' meeting. For the purposes of determining a quorum, shares held by brokers or nominees for which we receive a signed proxy will be treated as present even if the broker or nominee does not have discretionary power to vote on a particular matter or if instructions were never received from the beneficial owner. These shares are called "broker non-votes." Abstentions will be counted as present for quorum purposes.

What is required to approve each proposal?

     For the election of the directors, once a quorum has been established, the nominees for director who receive the most votes will become our directors. A majority of quorum is required to approve proposal two and three.

     If a broker indicates on its proxy that it does not have discretionary authority to vote on a particular matter, the affected shares will be treated as not present and not entitled to vote with respect to that matter, even though the same shares may be considered present for quorum purposes and may be entitled to vote on other matters.

What happens if I abstain?

     Proxies marked "abstain" will be counted as shares present for the purpose of determining the presence of a quorum, but for purposes of determining the outcome of a proposal, shares represented by such proxies will not be treated as affirmative votes. For proposals requiring an affirmative vote of a majority of the shares present, an abstention is equivalent to a "no" vote.

How will we solicit proxies?

     We will distribute the proxy materials and solicit votes. The cost of soliciting proxies will be borne by us. These costs will include the expense of preparing and mailing proxy solicitation materials for the meeting and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to stockholders. Proxies may also be solicited in person, by telephone or by facsimile by our directors, officers and employees without additional compensation.

                                 STOCK OWNERSHIP

How much stock do our directors, executive officers and principal stockholders own?

     The following  table shows the amount of our common stock  (Nasdaq  Symbol:
KOOL) beneficially owned (unless otherwise indicated) by each stockholder known by us to be the beneficial owner of more than 5% of our common stock, by each of our executive officers and directors and the executive officers and directors as a group. As of November 2, 2001, there were 31,606,436 shares of common stock outstanding. Except as otherwise indicated, all information is as of November 2, 2001. Unless indicated otherwise, the address of all stockholders listed is 3146 Gold Camp Drive, Rancho Cordova, California 95670.

                                                         Shares Beneficially
                                                               Owned(1)
                                                        ------------------------
Name  & Address of Beneficial Owner                       Number        Percent
-----------------------------------                     -----------     --------

Atlas II, LP                                            2,427,910(2)      7.5%
630 Fifth Ave., 20th Floor,
New York, NY. 10100

Philip H. Coelho                                          598,042(3)      1.9%

James Godsey                                              180,000(4)        *%

Patrick McEnany                                           159,158(5)        *%

Hubert Huckel, M.D                                        115,000(6)        *%

David Howell                                              421,846(7)      1.3%

Spencer Browne                                            452,432(8)      1.4%

All directors and executive officers as a group         2,353,389(9)      7.1%


Footnotes to Table
------------------------------------

*    Less than 1%.

(1) The ownership includes only options exercisable within 60 days of November 2, 2001. The total outstanding includes shares assumed exercised for percentage ownership computation.

(2)  Includes 583,485 shares issuable upon the exercise of warrants.

(3) Includes 383,334 shares issuable upon the exercise of options and 21,003 shares issuable upon the exercise of warrants.

(4)  Includes 180,000 shares issuable upon the exercise of options.

(5) Includes 85,000 shares issuable upon the exercise of options and 10,000 shares issuable upon exercise of warrants. Also includes 829 shares and 20,000 shares issuable upon the exercise of warrants owned by McEnany Holding, Inc. Mr. McEnany is the sole stockholder of McEnany Holding, Inc.

(6) Includes 85,000 shares issuable upon the exercise of options and 10,000 shares issuable upon exercise of warrants. Also includes 20,000 shares issuable upon the exercise of warrants owned by HEH Investment Partners, LP. Dr. Huckel is the general partner of HEH Investment Partners, LP.

(7) Includes 65,000 shares issuable upon the exercise of options and 19,000 shares issuable upon exercise of warrants. Also includes 208,205 shares and 59,641 shares issuable upon the exercise of warrants owned by New England Venture Partners, LP. Mr. Howell is the President and a stockholder of the General Partner of New England Venture Partners, LP. Mr. Howell disclaims ownership of 89.8% of New England Venture Partners LP.

(8) Includes 65,000 shares issuable upon the exercise of options and 15,555 shares issuable upon exercise of warrants.

(9) Includes 175,805 shares issuable upon the exercise of options and 4,722 shares issuable upon the exercise of warrants owned by Sam Acosta. Includes 124,800 shares issuable upon the exercise of options and 4,000 shares issuable upon the exercise of warrants owned by Renee Ruecker. Includes 81,000 shares issuable upon the exercise of options owned by Dan Segal.

                             SECTION 16 TRANSACTIONS

     Section 16(a) of the Exchange Act requires our executive officers and directors to file reports of ownership and changes in ownership of our common stock with the SEC. Executive officers and directors are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

     Based solely upon a review of Forms 3, 4 and 5 delivered to the Securities and Exchange Commission ("Commission"), directors and officers of the Company timely filed all required reports pursuant to Section 16(a) of the Securities Exchange Act of 1934, except Philip Coelho who was one day late on a Form 4 and two days late on his Form 5, Patrick McEnany who was one day late on his Form 5 and Spencer Browne who was one day late filing his Form 3. The late filings were primarily due to traveling and holidays.

                        PROPOSAL 1--ELECTION OF DIRECTORS

     Our bylaws presently provide that the authorized number of directors may be fixed by resolution of the Board from time to time, with a minimum of not less than three (3) directors and a maximum of seven (7) directors. The Board has fixed the authorized number of directors at six (6). The term of office for the directors elected at this meeting will expire at the next annual meeting of stockholders to be held in 2003 or until his earlier death, resignation or removal.

     Unless otherwise instructed, the proxyholders will vote the proxies received by them for the six nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. Each nominee has agreed to serve as director, if elected.

     The following indicates the age, principal occupation or employment for at least the last five years and affiliation with the Company, if any, for each nominee as director.

Philip H. Coelho                                             Director since 1986

     Philip H. Coelho, 57, is the Company's Chief Executive Officer and Chairman of the Board. From September 1989 to November 1997, Mr. Coelho served as the Company's President. From October 1986 to September 1989, Mr. Coelho was Vice President and Director of Research, Development and Manufacturing. Mr. Coelho was President of Castleton, Inc. from October 1983 until October 1986. Castleton developed and previously licensed the Insta Cool Technology to the Company. Mr.

Coelho has a Bachelor of Science degree in Mechanical Engineering from the University of California, Davis and is the inventor or co-inventor on the majority of the Company's patents.

James H. Godsey, Ph.D.                                       Director since 1998

     Dr. Godsey, 50, joined the Company as its new President and Chief Operating Officer in November 1997. Previously, Dr. Godsey was with Dade MicroScan, a division of DADE BEHRING INC., where he was Vice President of Planning and Technology Integration, responsible for technology assessment activities, including the evaluation and acquisition of other medical device companies and medical device products. Dr. Godsey also served as Product Line General Manager of Dade MicroScan Inc. and Bartels Diagnostics Inc. from August 1993 to June 1995, overseeing annual product sales of $150 million, and served as Vice President of Research & Development from February 1987 to August 1993. Dr. Godsey received his Doctorate in Bacterial Physiology from St. John's University in New York, a Masters of Science in Bacterial Physiology from the University of Missouri and a Bachelor of Science from Southeast Missouri State University.

Patrick McEnany                                        Director rejoined in 1997

     Mr. McEnany, 54, from 1991 to April of 1997, was Chairman and President of Royce Laboratories. In April 1997, Royce Laboratories merged with and became a subsidiary of Watson Pharmaceuticals, Inc. From 1973 to 1985, Mr. McEnany was the President, Chief Executive Officer and Chief Financial Officer of Zenex Synthetic Lubricants, Inc. ("Zenex"), a company engaged in the distribution of synthetic lubricants. In February 1985, Zenex merged with Home Intensive Care, Inc. ("HIC"), a provider of home infusion therapy services and Mr. McEnany continued to serve as a director and chairman of the audit committee until HIC was acquired by WR Grace & Co. in 1993. From December 1984 through the present, Mr. McEnany has served as the President of Equisource Capital, Inc., a consulting company in the areas of corporate finance and investment banking. From 1993 through 1997, he also served as Vice Chairman and director of the National Association of Pharmaceutical Manufacturers. Beginning in June 2000, Mr. McEnany serves on the Board of Directors of Medwaste, Inc., (Nasdaq OTCBB), holding company engaged in the management of medical waste management services and serves on the Board of Directors of the Jackson Memorial Hospital Foundation, located in Miami, Florida. Mr. McEnany was formerly a director of the Company from 1985 through 1991.

Hubert E. Huckel, M.D.                                       Director since 1997

     Dr. Huckel, 70, currently serves as a member of the Board of Directors of Titan Pharmaceuticals, Inc., Gynetics Inc. & The Work Group. In 1964, Dr. Huckel joined Hoechst A.G., a Frankfurt, Germany based chemical-pharmaceutical company ranking in the top 5 of such companies world-wide. Dr. Huckel moved to Hoechst U.S. subsidiaries in 1966 where he held various operations and executive management positions, advancing to Chairman of Hoechst Roussel Pharmaceutical, Inc., president of the Life Sciences Group, and member of the Executive

Committee at Hoechst Celanese Corp., a Fortune 100 company. Dr. Huckel earned his medical degree from the University of Vienna, Austria, in 1956.

David Howell                                                 Director since 1999

     Mr. Howell, 56, is currently a General Partner of Howell Resource Partners, a privately owned Connecticut Partnership which invests in privately owned companies and real estate projects. Mr. Howell has previously served as CEO or COO of several privately owned companies, including Controlonics Corporation in Westford, Massachusetts (1981 through 1985), and The Straus Adler Company in New Haven, Connecticut (President 1988-1991; Chairman 1991-1996). Mr. Howell also previously served as a member of the Board of Directors of Callaway Golf Company in Carlsbad California prior to its public offering in 1992.

George J. Barry                                                          Nominee

     Mr. Barry, 48, rejoined Mediware Information Systems, Inc. in January, 2001 as President and Chief Executive Officer. He previously served as Mediware Information Systems' Chief Financial Officer from 1997 through 1998 and acted as an advisor to the Board of Directors thereafter. Mr. Barry has been a senior manager of software technology companies for over 16 years. He was employed as Vice President and Chief Financial Officer of Silvon Software, Inc. from 1999 through 2000; Chief Financial Officer at Microware Systems from 1994 to 1996; Executive Vice President and Chief Financial Officer at Comptech Research from 1992 to 1994 and as Group Chief Financial Officer for Dynatech Corporation from 1986 to 1992. Mr. Barry is a Certified Public Accountant and holds a Masters in Business Administration from the University of Wisconsin, Madison.

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED ABOVE.

          PROPOSAL 2 - 2002 INDEPENDENT DIRECTORS EQUITY INCENTIVE PLAN

     The stockholders are being asked to approve the adoption of the Company's 2002 Independent Directors Equity Incentive Plan (the "2002 Plan"). The 2002 Plan will supplement the Company's existing option grants that have been made under the Amended 1994 Stock Option Plan and 1998 Equity Incentive Plan. The 2002 Plan will become effective immediately upon stockholder approval. The 2002 Plan is not intended to replace the current plans or awards issued by the Company.

     The Board of Directors believes that stock based awards have been very effective and have proven to be an important component of the Company's overall compensation and incentive strategy for Independent Directors. The Company believes that the equity incentive program is important in order to maintain the directors' motivation and compensate them for meeting long term strategic goals.

DESCRIPTION OF THE 2002 PLAN

     Structure. The 2002 Plan allows for the grant of options, restricted stock, stock appreciation rights and stock bonuses to Independent Directors at the discretion of the Plan Administrator. The principal features of the program are described below.

     Administration. The Board of Directors will serve as the Plan Administrator with respect to the 2002 Plan. The term "Plan Administrator" as used in this summary means the Board of Directors and any other appointed committee acting within the scope of its administrative authority under the 2002 Plan. The Plan Administrator has the authority to interpret the 2002 Plan and the rights underlying any grants or awards made subject to the 2002 Plan. Any decision or action of the Plan Administrator in connection with the 2002 Plan is final and binding.

     No member of the committee shall be liable for any action, excepting willful misconduct and gross negligence, arising out of or related to the 2002 Plan provided the committee member was acting in good faith and for a purpose believed to have been in the best interests of the Company or its subsidiaries.

     Eligibility. Independent Directors are eligible to participate in the 2002 Plan. Determinations as to eligibility shall be made by the Plan Administrator.

     Share Reserve. The 2002 Plan will be funded with 250,000 shares of common stock reserved for issuance under the 2002 Plan. The shares issuable under the 2002 Plan may be made available either from the Company's authorized but unissued common stock or from common stock reacquired by the Company, including shares purchased on the open market. In addition, shares subject to any outstanding awards under the 2002 Plan which expire or terminate prior to exercise, will be available for subsequent issuance.

     Valuation. For purposes of establishing the exercise or purchase price, and for all other valuation purposes under the 2002 Plan, the fair market value per share of common stock on any relevant date under the 2002 Plan is the closing bid price as reported by the Nasdaq Small Cap System. As of November 2, 2001, the closing bid price on the Nasdaq Small Cap System was $1.67.

     Terms and Conditions of Option Grants. One or more options may be granted to each eligible person. The options granted under the 2002 Plan will be evidenced by an award agreement. The Plan Administrator shall specify the grant date, exercise price, terms and conditions for the exercise of the options. No option under the 2002 Plan shall terminate later than ten years after the date of grant subject to the following provision.

     Exercise of the Option. Options may be exercised by delivery to the Company of a written stock option exercise agreement together with payment in full of the exercise price for the number of shares being purchased. The exercise price shall be at least 100% of the fair market value of the shares on the date of grant. Payment for shares purchased pursuant to the 2002 Plan may be made in cash, or, where approved by the Plan Administrator, in any of the following manners:

     Payment may be made by surrender of shares of the Company owned by the participant more than six (6) months or that were obtained by the participant on the open market. With respect to the exercise of an option, payment may be made through a "same day sale" commitment from the participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD dealer") whereby the participant irrevocably elects to exercise the option and to sell a portion of the shares so purchased to pay for the exercise price, and whereby the NASD dealer commits to forward the exercise price directly to the Company. Payment may also be by a "margin" commitment from the optionee and an NASD dealer whereby the optionee irrevocably elects to exercise his or her option and to pledge the shares so purchased to the NASD dealer in a margin account as security for a loan from the NASD dealer in the amount of the exercise price, and whereby the NASD dealer irrevocably commits upon receipt of such shares to forward the full exercise price directly to the Company. Payment may also be made by "immaculate cashless exercise" in which the optionee exercises by forfeiting the option shares at their exercise price or by a loan from the Company.

     Reload Option. The Plan Administrator of the 2002 Plan may, in its discretion, grant a participant a reload option. A participant with a reload option, who pays for his or her stock in whole or in part with stock owned by the participant may be granted another option to purchase the number of shares tendered at a price no less than fair market value of the shares at the date the additional option is granted. The purpose of the reload option is to encourage insiders to own stock in the Company.

     Transferability of Options. No option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of the participant, only the participant, his or her guardian or legal representative may exercise an option. The Plan Administrator may provide for transfer of an option without payment of consideration to designated family members and certain other entities specified in the 2002 Plan. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment. A request to assign an option may be made only by delivery to the Company of a written stock option assignment request.

     Termination of Directorship. If a participant ceases to be a director of the Company or a subsidiary, vested stock options may be exercised at any time, but in no event after the termination of the option as specified in the award agreement or ten years from the Grant Date.

     Suspension or Termination of Options. If the Plan Administrator reasonably believes that a participant has committed an act of misconduct, the Plan Administrator may suspend the participant's right to exercise any option pending a final determination by the Plan Administrator. If the Plan Administrator determines a participant has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to the Company, breach of fiduciary duty or deliberate disregard of the Company's rules, or if a participant makes an unauthorized disclosure of any Company trade secret or confidential information, engages in any conduct constituting unfair competition, induces any of the Company's customers or contracting parties to breach a contract with the Company, or induces any principal for whom the Company acts as an agent to terminate such agency relationship, neither the participant nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the Plan Administrator shall act fairly and in good faith and shall give the participant an opportunity to appear and present evidence on the participant's behalf at a hearing before the Plan Administrator. The determination of the Plan Administrator shall be final and conclusive unless overruled by the Board of Directors.

     Restricted Stock Awards. The Plan Administrator shall determine all terms and conditions of the restricted stock award subject to the following. The offer of an award of restricted stock shall be accepted by the participant's execution and delivery of the award agreement and full payment for the shares to the Company within thirty (30) days from the date the award agreement is delivered to the person. The purchase price will be at least eighty-five percent (85%) of the fair market value of the shares on the date the restricted stock award is granted. Upon the grant of restricted shares, a stock certificate representing the number of shares granted shall be registered in the participant's name and shall be held in custody by the Company or a bank selected by the Plan Administrator for the participant's account. Following such registration, the participant shall have the rights and privileges of a stockholder as to such restricted stock. All shares of restricted stock that have not vested shall be forfeited without further obligation on the part of the Company unless the participant remains an employee of the Company or its subsidiary. If the participant paid any amount for the forfeited shares, the Company shall pay the participant the lesser of the fair market value of the shares on the date they are forfeited or the amount paid by the participant. Unless the Plan Administrator provides otherwise, no grant of restricted shares may be assigned, encumbered, or transferred except in the event of death, or by will or the laws of descent and distribution.

     Stock Bonuses. A stock bonus may be awarded pursuant to an award agreement and will comply with the terms of the 2002 Plan. The Plan Administrator shall determine the number of shares to be awarded to each participant and whether such shares will be restricted stock. If the stock bonus is being earned upon the satisfaction of a performance goal, the Plan Administrator shall determine the proper award. The Plan Administrator may adjust the performance goals applicable to the stock bonuses to account for changed circumstances as the Plan Administrator deems necessary. The earned portion of a stock bonus may be paid currently or on a deferred basis. Payment may be in cash, whole shares, including restricted stock, or a combination thereof, either in a lump sum payment or in installments as the Plan Administrator determines.

     Stock Appreciation Rights. A stock appreciation right (SAR) may be awarded pursuant to an award agreement and shall be based upon such factors as the Plan Administrator may determine. The Plan Administrator will determine the time period during which a SAR may be exercised, but such period may not commence until six months after the date of grant. The maximum number of shares subject to SAR's which can be granted under the 2002 Plan during any calendar year to any individual is 100,000 shares. Exercise of the right shall be by written notice and entitles the participant to receive a number of shares, cash, or a combination thereof. The number of shares which may be issued upon exercise of the SAR's shall be determined by dividing the number of shares as to which the SAR is exercised multiplied by the amount by which the fair market value of the shares on the exercise date exceeds the fair market value of the shares on the date of grant of the SAR, by the fair market value of the shares on the exercise date, however, the Plan Administrator may, in its sole discretion, pay cash in lieu of shares. No SAR may be transferred other than by will or the laws of descent and distribution, and during the lifetime of the participant, only to individuals and entities as specified in the 2002 Plan. Assignment shall be by written request, and the terms applicable to assigned SAR's remain the same as those in effect for the award immediately before the assignment.

GENERAL PLAN PROVISIONS

     Dissolution, Liquidation, or Merger and Change of Control. In the event of an occurrence after which the Company no longer survives as an entity, the Plan Administrator may, in its discretion, cancel each outstanding award upon payment to the participant of adequate consideration as specified in the 2002 Plan. The Plan Administrator may also accelerate the time within which each outstanding award may be exercised. After a merger, consolidation, combination or reorganization in which the Company is the survivor, the Plan Administrator shall determine any appropriate adjustments to outstanding awards.

     In the event a change of control of the Company as defined in the 2002 Plan occurs, then all outstanding options shall fully vest immediately upon the Company's public announcement of such a change. A change of control generally occurs when one transaction or series of transactions results in the issuance of 51% of voting securities, the Company is acquired in some form of merger or consolidation in which the Company does not survive, or when substantially all the assets of the Company are sold.

     The acceleration of vesting in the event of a change in the ownership or control of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

     Changes in Capitalization. In the event any change is made to the outstanding shares of common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and/or class of securities issuable under the 2002 Plan, and (ii) the number and/or class of securities and the exercise price per share in effect under each outstanding award in order to prevent the dilution or enlargement of benefits thereunder.

     Special Tax Election. The Plan Administrator may, in its discretion, provide one or more holders of outstanding awards under the 2002 Plan with the right to have the Company withhold a portion of the shares of common stock otherwise issuable to such individuals in satisfaction of the income and employment withholding taxes to which they become subject in connection with the exercise of those awards. Alternatively, the Plan Administrator may allow such individuals to deliver existing shares of common stock in satisfaction of such withholding tax liability.

     Stockholder Rights. No recipient of an award will have any stockholder rights with respect to the awards until such recipient has exercised the award and paid the exercise price for the purchased shares.

     Amendment and Termination. The Board may amend, suspend or terminate the 2002 Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding awards without such person's consent not unreasonably withheld. Further, the Board of Directors may, in its discretion, determine that any amendment should be effective only if approved by the stockholders even if such approval is not expressly required by the 2002 Plan or by law.

     Unless sooner terminated by the Board, the 2002 Plan will in all events terminate on January 24, 2012. Any awards outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such awards.

     Predecessor Option Agreements. All outstanding options under predecessor option agreements continue to be governed solely by the terms of the documents evidencing such options, and no provisions of the 2002 Plan affect or otherwise modify the rights or obligations of the holders of those options.

     Securities Laws. No award shall be effective unless made in compliance with all federal and state securities laws, rules and regulations, and in compliance with any rules on any exchange on which shares are quoted.

     Other Provisions. The award agreements may contain such other terms, provisions and conditions not inconsistent with the 2002 Plan as may be determined by the Board of Directors or the Plan Administrator.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS UNDER THE 2002 PLAN

     Options. The Federal income tax treatment for options is as follows:

     No taxable income is recognized by an optionee upon the grant of an option. The optionee will, in general, recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

     The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

     Restricted Stock Awards. The director receives no taxable income upon the receipt of a restricted stock award. The director is taxed at the time the restrictions lapse, with the amount of such tax being based on the fair market value of the shares of the stock at such time. As an alternative, the Internal Revenue Service allows directors, at their option, to make an election to include the value of the restricted stock award in income in the year in which the shares are allocated to the director. In the event a director makes such an election, a Section 83(b) election must be filed within 30 days of the shares being allocated to them. Under Section 83(b) an electing director will realize ordinary income, at the time of the election, equal to the fair market value of the shares of stock on the date of receipt. As a result, when the shares of restricted stock vest, there is no additional taxable income. When the shares are subsequently sold, any gain or loss, based on the amount previously reported as income, will be a capital gain or loss. If a director who has made a Section 83(b) election subsequently forfeits the shares, the director will not be entitled to any deductions, however, he or she may be entitled to realize a loss. The Company recognizes a deduction for income tax purposes at the time the director recognizes income.

     Stock Bonus Award. The issuance of the stock in accordance with the awards will constitute ordinary income to the recipient in the amount of the fair market value of the stock. If the shares are subject to a substantial risk of forfeiture, recognition of ordinary income will not occur until the risk of forfeiture is removed or expires. The recipient may make a section 83(b) election and accelerate the recognition of income to the year received rather than the year the risk of forfeiture is removed or expires. The Company will receive a deduction for the same amount recognized by the individual in the year such income is recognized by the individual.

     Stock Appreciation Rights. The grant of a SAR is not expected to result in any taxable income for the recipient. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the recipient as ordinary income and deductible by the Company.

     Withholding Taxes. The Company is entitled to take appropriate measures to withhold from the shares of common stock, or to otherwise obtain from the recipients, sufficient sums in cash, check or shares of stock as the Plan Administrator deems necessary to satisfy any applicable federal, state and local withholding taxes, including FICA taxes, before the delivery of the common stock to the recipient.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     The Company anticipates that any compensation deemed paid by it in connection with any awards issued under the 2002 Plan, including exercises of options will qualify as performance-based compensation for purposes of Code
Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those awards will remain deductible by the Company without limitation under Code Section 162(m).

ACCOUNTING TREATMENT

     Awards with an exercise or purchase price per share equal to 100% of the fair market value of the shares at the time of grant generally will not result in any direct charge to the Company's earnings. However, other provisions in the Plan, if included in a specific grant, may result in a direct charge to the Company's earnings for that grant. The fair value of those awards that did not result in a direct charge to the Company's earnings must be disclosed in the notes to the Company's financial statements, in the form of pro-forma statements to those financial statements, which demonstrates the impact those awards would have upon the Company's reported earnings were the value of those awards at the time of grant treated as compensation expense. In addition, the number of outstanding awards may be a factor in determining the Company's earnings per share on a diluted basis.

STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented and entitled to vote at the 2002 Annual Meeting, together with the affirmative vote of a majority of the required quorum, is required for approval of the 2002 Plan.

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2002 PLAN UNDER PROPOSAL 2 ON THE PROXY CARD.

                                 PROPOSAL NO. 3

                APPROVAL OF AMENDMENT TO THE THERMOGENESIS CORP.
                           1998 EQUITY INCENTIVE PLAN

     On February 2, 1998, the stockholders of the Company approved the 1998 Equity Incentive Plan (the "Plan"). The Plan is administered by the Compensation Committee. Under the Plan, a total of 1,798,000 shares of Common Stock may be issued, of which 1,782,619 shares were subject to options as of November 15, 2001. Subject to stockholder approval, the Compensation Committee and the Board of Directors have approved an amendment to the Plan to increase the number of shares subject to the Plan by an additional 1,000,000 shares.

     The purpose of the plan is to attract and retain experienced and qualified personnel. The following is a summary of the principal provisions of the Plan. This summary is not intended to be a complete description of all terms and provisions of the Plan.

     Administration. The Plan is administered by the Compensation Committee consisting of two or more disinterested Board members (the "Committee"). The Committee is responsible for the operation of the Plan and, subject to the terms thereof, makes all determinations regarding (i) participation in the Plan by employees of the Company or subsidiaries and (ii) the nature and extent of such participation. The interpretation and construction of any provisions of the Plan by the Committee shall be final. The Board may at any time remove a Committee member and appoint a successor, provided the successor is a disinterested Board member. Committee members shall serve without compensation, unless otherwise determined by the Board, provided that the Company shall pay the expenses of such members incurred in the administration of the Plan, subject to approval of the Board. Currently, the Board's Compensation Committee members receive $500 per meeting attended in person ($250 for attendance by telephonic conference) and options to purchase 4,000 upon completion of a year of service on the Committee.

     Eligibility. The Plan provides for the grant of Incentive Stock Options ("ISO"), within the meaning of the Internal Revenue Code of 1986, as amended ("Code") to employees of the Company, including directors and officers who are also employees ("Participants"). All other awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company; provided such consultants, contractors and advisors render bona fide services in connection with the Company's operations.

     Terms of Options. Each option will be evidenced by an Award Agreement between the Company and the Participant to whom such option may be granted which will expressly identify the option as an ISO or a Non-Qualified Stock Option ("NQSO"). Options granted under the Plan shall have a term of up to five (5) years, and no ISO granted to a person who directly or by attribution owns more than 10% of the total combined voting power of stock of the Company will be exercisable after the expiration of five (5) years from the date the ISO is granted, as determined by the Committee, and shall be subject to the following additional terms and conditions.

     Exercise of Options. Options shall become exercisable during a period or during such periods as the Committee shall determine and may be specifically conditioned upon achieving specified events. An option may be exercised by giving written notice in the form of a stock option exercise agreement ("Exercise Agreement") to the Company, specifying the number of full shares to be purchased, the restrictions imposed on the shares purchased under the Exercise Agreement, if any, and such representations and agreements regarding Participants' investment intent and access to information, if any, as may be required to comply with applicable securities laws and tendering payment to the Company of the purchase price. The Committee may, at its discretion, allow a participant to pay the option price by other methods permitted by law as determined by the Committee, including by execution of a promissory note evidencing the debt on such terms and conditions determined by the Committee bearing interest at a rate sufficient to avoid imputation of income under 483 and 1274 of the Code. However, Participants who are not employees or directors of the Company will not be entitled to purchase shares with a promissory note.

     Option Exercise Price. The option price will be determined by the Committee on the date the options are granted and may not be less than 85% of the fair market value of the shares on the date of grant; provided that the exercise price of an ISO will not be less than 100% of the fair market value of the shares on the date of grant and the exercise price of an ISO granted to a 10% stockholder will not be less than 110% of the fair market value of shares on the date of grant.

     Termination of Status as an Employee or Director. If the Participant ceases to serve as an employee, officer or director of the Company, the options held by the optionee may be exercised within 90 days after the date he or she ceases to be an employee, officer or director as to all or precise at the date of such termination and after such 90-day period all unexercised options shall terminate. Notwithstanding the foregoing, in no event may an option be exercised after its term has expired. The Committee, in its discretion may lengthen the period of time up to 5 years after the Termination Date, however, any exercise beyond 3 months of the Termination Date shall be deemed an NQSO.

     Death or Disability. If a Participant no longer is an employee, officer or director due to death or disability, the options held by the Participant may be exercised by the Participant or Participant's legal representative or authorized assignee at any time within 12 months after the death or disability and shall terminate thereafter. If a Participant should die within three months after ceasing to serve as an employee, officer or director of the Company, the options may be exercised within 12 months after the death to the extent the option was exercisable on the date of such death. Notwithstanding the foregoing, in no event may an option be exercised after its term has expired. The Committee, in its discretion, may lengthen the term up to 5 years, however, any exercise after 12 months from the Termination Date shall be deemed an NQSO.

     Suspension or Termination of Options. No option shall be exercisable by any person after its expiration date. If the Committee reasonably believes that a participant has committed an act of misconduct, the Committee may suspend the Participant's right to exercise any option pending a final determination by the Committee. If the Committee determines that a Participant has committed an act of theft, embezzlement, fraud, dishonesty, or breach of fiduciary duty, such options may be immediately terminated. In making such a determination, the Committee shall act fairly and in good faith and shall give the Participant an opportunity to appear and present evidence on the Participant's behalf at a hearing before the Committee. The determination of the Committee shall be final and conclusive unless overruled by the Board of Directors.

     Nontransferability of Options. Awards are not transferable or assignable other than by will or the laws of descent and distribution, and are exercisable only by the Participant during his or her lifetime or, in the event of death, by the executors, administrators, legatees or heirs of his or her estate during the time period provided above.

     Other Provisions. The Award Agreement may contain such other terms, provisions and conditions not inconsistent with the Plans as may be determined by the Committee.

     Adjustment upon Changes in Capitalization. In the event of the proposed dissolution or liquidation of the Company, any and all outstanding awards may be assumed converted or replaced by the successor corporation, if any, which conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent awards or provide substantially similar consideration to Participants as was provided to stockholders, the sale of all or substantially all of the Company's assets or the merger of the Company with or into another corporation. In the event such successor corporation, if any, refuses to assume or substitute awards, such awards will expire on such transaction at such time and on such conditions as the Board will determine.

     Restricted Stock. The Committee in its discretion may impose restrictions on the stock award, and may provide for the lapse of such restrictions in installments and may waive or accelerate such restrictions, based on criteria determined by the Committee.

     Stock Bonus. At the discretion of the Committee, a stock bonus may be awarded for services rendered to the Company. The award of shares may be in Restricted Stock. The Committee may award more than one stock bonus to a Participant and each award may be subject to different performance criteria. If a Participant is terminated during a performance period, such Participant will be entitled to payment (whether in shares, cash, or otherwise) with respect to the stock bonus only to the extent earned as of the termination date in accordance with the Performance Stock Bonus Agreement, unless determined otherwise by the Committee.

     Amendment and Termination. The Board of Directors may amend the Plan at any time or from time to time; provided, however, that the Board will not, without the approval of the stockholders of the Company, amended this Plan in any manner that requires such stockholder approval pursuant to the Code or the reapply to ISO plans.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS UNDER THE 1998 PLAN

     For the tax treatment of non-qualified options, restricted stock awards, stock bonus award and stock application rights, see Proposal 2 above. Options granted under the 1998 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-qualified options which are not intended to meet such requirements. The Federal income tax treatment for the incentive stock options is as follows:

     Incentive Stock Options. No taxable income is recognized by the optionee at the time of the option grant and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two (2) years after the option grant date and more than one (1) year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

     Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

     If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     See Proposal 2 "Deductibility of Executive Compensation" above.

ACCOUNTING TREATMENT

     See Proposal 2 "Accounting Treatment" above.


RECOMMENDATION OF THE BOARD


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 1998 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER.


How are directors compensated?

     All directors who are not employees of the Company are paid a meeting fee of $1,000 per Board meeting attended in person ($500 for attendance by telephonic conference). In addition, members of the Board's Compensation Committee receive $500 per meeting attended in person ($250 for attendance by telephonic conference) and options to purchase 4,000 shares of common stock upon completion of each full year of service on such Committee pursuant to the Amended 1994 Stock Option Plan. Members of the Audit Committee receive $500 per meeting in person ($250 for attendance by telephonic conference).

How often did the Board meet during fiscal 2001?

     The Board of Directors met six times during fiscal 2001. Each nominee attended at least 75% of the total number of meetings of the Board and Committees on which he served with the exception of Dr. Huckel, who attended at least 50%.

What committees has the Board established?

     The Company currently has a Compensation Committee and an Audit Committee. The Company does not have a Nominating Committee.

     At fiscal year end, the Audit Committee consisted of four independent directors, David Howell, Patrick McEnany, Spencer Browne and Dr. Hubert Huckel. The Audit Committee is chaired by Patrick McEnany. As part of its responsibilities, the Audit Committee provides assistance to the Directors in fulfilling their responsibility to the stockholders, potential stockholders and the investment community relating to the Company's accounting, reporting practices of the Company, the quality and integrity of the financial statements of the Company and the capital requirements of the Company. The Audit Committee Charter is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents.

     The Compensation Committee consisted of four Independent directors: Patrick McEnany, Dr. Hubert Huckel, Spencer Browne and David Howell. The Compensation Committee is chaired by David Howell and it reviews and approves the executive compensation policies and determines employee option grants. The report of the Compensation Committee submitted in this proxy statement describes the compensation policies and rationales applicable to the Company's executive officers with respect to the compensation paid to such executive officers for the fiscal year ended June 30, 2001.

     In accordance with SEC regulations, the following is the Audit Committee Report. Such report is not deemed to be filed with the SEC.

Report of the Audit Committee

     The Audit Committee oversees the financial reporting process for the Company on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviews the Company's internal accounting procedures, consults with and reviews the services provided by the Company's independent auditors and makes recommendations to the Board of Directors regarding the selection of independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

     In accordance with Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from the Company and its management and the independent auditors provided the written disclosures and the letter required by Independence Standards Board Standard No. 1.

     The Audit Committee has also met and discussed with the Company's management, and its independent auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by the Company and the selection of the Company's independent auditors. In addition, the Audit Committee discussed with the independent auditors, with and without management present, the specific results of audit investigations and examinations and the auditor's judgments regarding any and all of the above issues. The Audit Committee had two meetings during fiscal year 2001.

     Pursuant  to  the  reviews  and  discussions  described  above,  the  Audit
Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2001, for filing with the Securities and Exchange Commission.

                                             Respectfully submitted,
                                             THERMOGENESIS CORP. AUDIT COMMITTEE

                                             Patrick McEnany, Chairman
                                             David Howell
                                             Dr. Hubert Huckel
                                             Spencer Browne

                                             Directors of the Company

     The biographies of Messrs. Coelho, Howell and McEnany and Drs. Godsey and Huckel can be found under Proposal 1 - Election of Directors.

     Mr. Spencer Browne, is a principle of Strategic Asset Management, LLC, a privately-held investment and management consulting firm that he co-founded in 1996. Mr. Browne has served as a Director of Annaly Mortgage Management, a New York Stock Exchange traded company, since 1997. Mr. Browne has held various executive and management positions with several publicly traded companies engaged in businesses related to the residential and commercial mortgage loan industry. From August 1993 until September 1996, Mr. Browne served as President, Chief Executive Officer and a director of Asset Investors Corporation (AIC), a New York Stock Exchange traded company he co-founded in 1986. He also served as President, Chief Executive Officer and a director of Commercial Assets, Inc., an American Stock Exchange traded company affiliated with AIC, from its formation in October 1993 until September 1996. In addition, from June 1990 until March 1996, Mr. Browne served as President and a director of M.D.C. Holdings, Inc., a New York Stock Exchange traded company and the parent company of a major homebuilder in Colorado.

Executive Officers of the Company

     The names, ages and background for at least the past five years for each person who served as an executive officer during the past fiscal year is as follows:


      Name                                Position                   Age        Period
--------------------------     ------------------------------------  ---        ------
Philip H. Coelho               Chief Executive Officer                57        1989(1)
James H. Godsey, Ph. D.        President & Chief Operating Officer    50        1997
Sam Acosta                     V.P. Manufacturing Operations          58        1997
Renee Ruecker                  V.P. of Finance/Accounting             37        1998
Dan Segal                      V.P. of Sales/Marketing                46        2000

Key Employee
Michelle Badal                 Director of Regulatory Affairs and     41        2000
                               Quality System


         Notes to Table

(1) Prior to becoming President, Mr. Coelho served as Vice President and Director of Research, Development and Manufacturing from October 1986 to September 1989.

     Executive officers are elected annually by the Board of Directors and serve at the pleasure of the Board. Mr. Coelho, Mr. Acosta, Dr. Godsey, Ms. Ruecker and Mr. Segal have entered into employment agreements with the Company. There is no family relationship between any of the officers, directors or nominees.

     The  biographies of Mr. Coelho and Dr. Godsey can be found under Proposal 1
- Election of Directors.

     Mr. Sam Acosta joined the Company in December 1997 as V.P. Manufacturing Operations. Prior to joining the Company, Mr. Acosta was V.P. of Manufacturing at Dade International, MicroScan, formerly Baxter Diagnostics. Mr. Acosta was responsible for manufacturing engineering, materials management and distributions and quality control. Mr. Acosta received his Bachelor of Arts Degree in Business Administration from California State University Sacramento.

     Ms. Ruecker joined the Company in August 1997 as Director of Finance. Ms. Ruecker assumed the position of V.P. Finance/Accounting in August 1998. Prior to joining the Company, Ms. Ruecker was a manager in the Audit and Business Advisory Department at Price Waterhouse LLP. Ms. Ruecker received her Bachelor of Science Degree in Business Administration from the California Polytechnic State University in San Luis Obispo and she is a certified public accountant.

     Mr. Dan Segal has been with the Company since 1997 and has held various positions including Director of Sales & Marketing Blood Products and Director of Corporate Sales. Mr. Segal assumed the position of V.P. Sales/Marketing in August 2000. Mr. Segal's experience prior to joining the Company includes over 13 years in the Specialty Surgical Device & Implant market and 2 years in the blood processing products market, where he held various positions in Sales & Marketing. Mr. Segal graduated from Sonoma State College with a BA in Business Management.

Key Employee

     Ms. Michelle Badal joined the Company in May 2000 as Director of Regulatory Affairs and Quality System. Prior to joining the Company, Ms. Badal was the Manager of Quality Assurance, Compliance at ALZA Corporation. Ms. Badal's experience includes over 17 years in regulatory and quality working in medical devices and pharmaceutical industries. She received her Bachelor of Science in Biological Sciences at California State University, Sacramento.

COMPENSATION OF THERMOGENESIS CORP. MANAGEMENT

     The Compensation Committee ("Committee") of the Board of Directors is responsible for the Company's compensation, benefits and stock option grants for executive officers. The Committee is composed entirely of independent outside directors. The following is the Committee's report on executive compensation.

     Report of the Compensation Committee on Executive Compensation

     The Compensation Committee renewed the employment agreement of Messrs. Godsey and Acosta during fiscal year 2001 and entered into a contract with Mr. Segal.

Compensation Philosophy

     The Committee continues to emphasize the important link between the Company's performance, which ultimately benefits all stockholders, and the compensation of its executives. Therefore, the primary goal of the Company's executive compensation policy is to closely align the interests of the stockholders with the interests of the executive officers. In order to achieve this goal, the Company attempts to (i) offer compensation opportunities that attract and retain executives whose abilities and skills are critical to the long-term success of the Company and reward them for their efforts in ensuring the success of the Company and (ii) encourage executives to manage from the perspective of owners with an equity stake in the Company. The Company currently uses three integrated components - Base Salary, Incentive Compensation and Stock Options - to achieve these goals. More recently, the Committee has begun to focus more on principles of pay for performance and stock ownership, through option grants, to provide adequate incentive for completing tasks and operational hurdles the Company is facing. The following outlines the overall compensation components.

Base Salary

     The Base Salary component of total compensation is designed to compensate executives competitively within the industry and the marketplace. Base Salaries of the executive officers are established by the Committee based upon Committee compensation data, the executive's job responsibilities, level of experience, individual performance and contribution to the business. In making base salary decisions, the Committee exercised its discretion and judgment based upon regional and personal knowledge of industry practice and did not apply any specific formula to determine the weight of any one factor.

Incentive Bonuses

     The Incentive Bonus component of executive compensation is designed to reflect the Committee's belief that a portion of the compensation of each executive officer should be contingent upon the performance of the Company, as well as the individual contribution of each executive officer. The Incentive Bonus is intended to motivate and reward executive officers by allowing the executive officers to directly benefit from the success of the Company. During the past fiscal year, no bonuses were paid, and the Committee directed that a formal written incentive plan that outlined key milestones critical to the Company's success be developed and implemented, and that the plan be weighted heavily towards achieving profitability before any bonus compensation would be earned. The Committee further expressed its intention that no cash bonuses would be paid until profitability is achieved and that all additional incentive compensation would be in the form of restricted stock grants or options. All executive employment contracts provide generally for a discretionary bonus of up to 35% of the executive's base salary, which will be determined by the Committee based on individual performance criteria and Company achievement of profitability during the year.

Long Term Incentives

     The Committee provides the Company's executive officers with long-term incentive compensation in the form of stock option grants under the Company's Amended 1994 Stock Option Plan and the 1998 Equity Incentive Plan. The Committee believes that stock options provide the Company's executive officers with the opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's Common Stock. The Committee believes that stock options directly motivate an executive to maximize long-term stockholder value. All options granted to executive officers to date have been granted at the fair market value of the Company's common stock on the date of grant, except for the repricing of options granted to Mr. Coelho on May 29, 1996, which were repriced on April 2, 1997. The Committee considers each option subjectively, considering factors such as the individual performance of the executive officer and the anticipated contribution of the executive officer to the attainment of the Company's long-term strategic performance goals. The number of stock options granted in prior years are also taken into consideration.

     In  conclusion,   the  Committee   believes  that  the  Company's   current
compensation levels are consistent with Company goals.


                                                     Respectfully Submitted,
                                                     THERMOGENESIS CORP.
                                                     COMPENSATION COMMITTEE

                                                     David Howell, Chairman
                                                     Hubert Huckel, M.D.
                                                     Patrick McEnany
                                                     Spencer Browne

                  EXECUTIVE COMPENSATION AND OTHER TRANSACTIONS

     This table lists the aggregate cash compensation paid in the past three years for all services of the named Executive Officers of the Company.


                                                            SUMMARY COMPENSATION TABLE

                                                  ANNUAL COMPENSATION                          LONG-TERM COMPENSATION
                              -------------------------------------------------------      ----------------------------------
                                                                           OTHER           RESTRICTED          SECURITIES
NAME AND                                                                   ANNUAL            STOCK             UNDERLYING
PRINCIPAL POSITION            YEAR        SALARY           BONUS           COMP.             AWARD(S)         OPTIONS/SARs
-------------------------     -----      ---------      ------------    -------------      ----------         ---------------
Philip H. Coelho,             1999       $160,000       $ 65,000(1)     $ 15,751 (2)           $0                 -0-
Chairman and                  2000       $180,000       $      0        $  6,908 (3)           $0             150,000 (4)
Chief Executive Officer       2001       $181,000       $      0        $ 30,000 (5)           $0             350,000 (6)
-------------------------     -----      ---------      ------------    -------------      ----------         ---------------
James Godsey                  1999       $160,000       $ 55,000        $ 10,920 (7)           $0                 -0-
President and                 2000       $160,000       $      0        $  9,689 (8)           $0             184,000 (9)
Chief Operating Officer       2001       $164,000       $      0        $  6,000(10)           $0             144,000(11)
-------------------------     -----      ---------      ------------    -------------      ----------         ---------------
Sam Acosta, V.P.              1999       $135,000       $ 45,000        $  3,632(12)           $0                 -0-
Manufacturing                 2000       $135,000       $      0        $  2,594(13)           $0             121,445(14)
                              2001       $136,000       $      0        $  9,000(15)           $0              95,040(16)
-------------------------     -----      ---------      ------------    -------------      ----------         ---------------
Renee Ruecker, V.P.           1999       $ 94,000       $ 40,000(17)    $      0               $0                 -0-
Finance/Accounting            2000       $ 95,000       $      0        $  3,000(18)           $0             118,800(19)
                              2001       $109,000       $      0        $  1,000(20)           $0                 -0-
-------------------------     -----      ---------      ------------    -------------      ----------         ---------------
Dan Segal, V.P.               1999       $ 92,000       $      0        $  6,000(21)           $0               1,000(22)
Sales/Marketing               2000       $ 93,000       $ 17,000        $  6,000(23)           $0               5,000(24)
                              2001       $113,000       $      0        $  4,000(25)           $0              50,000(26)

-----------------------------------------

(1)  Represents an award of 54,738 shares of common stock.

(2) Represents payment of $9,600 annual automobile allowance and $6,151 in accrued vacation pay.

(3)  Represents payment of $6,908 in accrued vacation pay.

(4) Includes 150,000 stock options granted on July 29, 1999, at $1.125 per share.

(5) Represents payment of $7,000 in accrued vacation, $3,000 for a term life insurance policy for the benefit of Mr. Coelho and $20,000 as the difference between the price paid and the closing market value for 28,705 common shares in the April 2001 private financing.

(6)  Includes 350,000 stock options granted on December 14, 2000 at $1.875.

(7) Represents payments of $6,000 annual automobile allowance and $4,920 in accrued vacation pay.

(8) Represents payment of $6,000 annual automobile allowance and $3,689 in accrued vacation pay.

(9) Includes 100,000 stock options granted on July 29, 1999, at $1.125 per share and 84,000 stock options granted on May 11, 2000, at $1.969 per share.

(10) Represents payment of accrued vacation.

(11) Includes 144,000 stock options granted on December 14, 2000 at $1.875.

(12) Represents payments of $3,632 in accrued vacation pay.

(13) Represents $2,594 in accrued vacation pay.

(14) Includes 66,000 stock options granted on July 29, 1999, at $1.125 per share and 55,445 stock options granted on May 11, 2000, at $1.1969

(15) Represents payment of $3,000 in accrued vacation and $6,000 as the difference between the price paid and the closing market value for 8,610 common shares in the April 2001 private financing.

(16) Includes 95,040 stock options granted on December 14, 2000 at $1.875.

(17) Includes $5,000 cash bonus and 29,474 shares of common stock.

(18) Represents payment of accrued vacation.

(19) Includes 60,000 stock options granted on July 29, 1999 at $1.125 and 58,800 stock options granted on May 11, 2000 at $1.969.

(20) Represents payment of accrued vacation.

(21) Represents annual automobile allowance.

(22) Includes 1,000 stock options granted on January 13, 1999 at $2.1875.

(23) Represents annual automobile allowance.

(24) Includes 5,000 stock options granted on July 29, 1999 at $1.125.

(25) Represents accrued vacation pay.

(26) Includes 50,000 stock options granted on July 27, 2000 at $1.875.

Employment Agreements

     In June 1999, the Company and Mr. Coelho entered into an employment agreement whereby Mr. Coelho agreed to serve as Chief Executive Officer of the Company and receive compensation equal to $179,600 per year, subject to annual increases as may be determined by the Board of Directors. The employment agreement may be terminated by Mr. Coelho or by the Company with or without cause. In the event Mr. Coelho is terminated by the Company without cause, Mr. Coelho will be entitled to receive severance pay equal to the greater of six months of his annual salary or the remaining term of the agreement. In addition, the employment agreement provides that in the event Mr. Coelho is terminated other than "for cause" upon a change of control, Mr. Coelho shall be paid an amount equal to three times his annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement expires by its terms in June 2001.

     In November 2000, the Company entered into an employment agreement with Dr. Godsey whereby Dr. Godsey agreed to serve as President and Chief Operating Officer and receive compensation equal to $166,000, subject to annual increases as may be determined by the Board of Directors. Dr. Godsey is eligible to receive bonuses based on his performance and the attainment of objectives established by the Company. Bonuses shall not exceed thirty-five percent of his base salary in effect for any given year, and shall be subject to Compensation Committee oversight for meeting stated objectives. The employment agreement may be terminated prior to the expiration of the agreement, upon the mutual agreement of the Company and Dr. Godsey. In addition, the employment agreement provides that in the event Dr. Godsey is terminated other than "for cause" upon a change of control, Dr. Godsey will be paid an amount equal to three times his annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement expires by its terms in November 2003.

     In December 2000, the Company entered into an employment agreement with Mr. Acosta whereby Mr. Acosta agreed to serve as V.P. of Manufacturing Operations and receive compensation equal to $135,000 subject to annual increases as may be determined by the Board of Directors. Mr. Acosta is eligible to receive bonuses based on his performance and the attainment of objectives established by the Company. Bonuses shall not exceed thirty-five percent of his base salary in effect for any given year and shall be subject to Compensation Committee oversight for meeting stated objectives. The employment agreement may be terminated prior to the expiration of the agreement, upon the mutual agreement of the Company and Mr. Acosta. In addition, the employment agreement provides that in the event Mr. Acosta is terminated other than "for cause" upon a change of control, Mr. Acosta will be paid an amount equal to three times his annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement expires by its terms in December 2003.

     In August 1999, the Company entered into an employment agreement with Ms. Renee Ruecker whereby Ms. Ruecker agreed to serve as Vice President of Finance and Accounting and receive compensation equal to $95,000 subject to annual increases as may be determined by the Board of Directors. In April 2000, that contract was extended for an additional two-year term. Ms. Ruecker is eligible to receive bonuses based on her performance and the attainment of objectives established by the Company. Ms. Ruecker's bonuses shall not exceed thirty-five percent of her base salary in effect for any given year and shall be subject to Compensation Committee oversight for meeting stated objectives. The employment agreement may be terminated prior to the expiration of the agreement, upon the mutual agreement of the Company and Ms. Ruecker. In addition, the employment agreement provides that in the event Ms. Ruecker is terminated other than "for cause" upon a change of control, Ms. Ruecker will be paid an amount equal to three times her annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement, as extended, expires by its terms in February 2003.

     In August 2000, the Company entered into an employment agreement with Mr. Dan Segal whereby Mr. Segal agreed to serve as Vice President of Sales/Marketing and receive compensation equal to $116,000 subject to annual increases as may be determined by the Board of Directors. Mr. Segal is eligible to receive bonuses based on his performance and the attainment of objectives established by the Company. Mr. Segal's bonuses shall not exceed thirty-five percent of his base salary in effect for any given year and shall be subject to Compensation Committee oversight for meeting stated objectives. The employment agreement may be terminated prior to the expiration of the agreement, upon the mutual agreement of the Company and Mr. Segal. In addition, the employment agreement provides that in the event Mr. Segal is terminated other than "for cause" upon a change of control, Mr. Segal will be paid an amount equal to three times his annual salary. The phrase "change of control" is defined to include (i) the issuance of 33% or more of the outstanding securities to any individual, firm, partnership, or entity, (ii) the issuance of 33% or more of the outstanding securities in connection with a merger, or (iii) the acquisition of the Company in a merger or other business combination. The employment agreement, as extended, expires by its terms in August 2002.

Options Granted in Last Fiscal Year

                                                        Individual Grants



                   Number of       Percent of                                          Potential Realized Value at
                   Securities      Total Options                                      Assumed Annual Rates of Stock
                   Underlying      Granted to                                         Price Appreciation for Option
                   Options         Employees in    Exercise Base     Expiration                   Term
Name               Granted         Fiscal Year     Price ($/sh)        Date               5%(1)           10%(1)
---------------   -----------      -------------   -------------     ----------        ---------       ------------
Sam Acosta          95,040            10%             $1.875          12/14/03         $ 28,089         $ 58,984
Philip Coelho      350,000            35%             $1.875          12/14/03         $103,441         $217,219
James Godsey       144,000            14%             $1.875          12/14/03         $ 42,559         $ 89,370
Dan Segal           50,000             5%             $1.875           7/27/03         $ 14,777         $ 31,031



------------------
Footnotes to Table

(1) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future common stock prices, or actual performance.

                         Ten-Year Options/SAR Repricings

     There were no repricing of options for the fiscal year ended June 30, 2001.


Aggregated  Option  Exercises  in Last  Fiscal Year and Fiscal  Year-End  Option
Values

     The following table sets forth executive officer options exercised and option values for fiscal year ended June 30, 2001 for all executive officers at the end of the year.

                                                                                         Value of Unexercised Options
                                                           Number of Options at June           In-the-Money
                      Shares Acquired                       30, 2001 (Exercisable/     at June 30, 2001 (Exercisable/
Name                    Or Exercised     Value Realized         Unexercisable)                Unexercisable)(1)
--------------        ---------------    --------------    -------------------------   -------------------------------
Philip Coelho             200,000           $      0           266,667 / 233,334             $172,500 / $52,500
James Godsey               50,000           $ 63,050           132,000 /  96,000             $ 21,804 / $21,600
Sam Acosta                  2,500           $  3,488           150,625 /  63,360             $ 76,304 / $14,256
Renee Ruecker               4,000           $  5,500            93,400 /  31,400             $ 58,451 / $ 3,851
Dan Segal                       0           $      0            56,000 /  50,000             $  4,875 / $11,250


Footnotes to Table

(1)  Based on June 30, 2001, year end closing bid price of $2.10 per share.

1998 Equity Incentive Plan

     The Company's 1998 Equity Incentive Plan ("EIP") was approved by the Company's stockholders in February 1998 and amended by stockholders in December 1999. A total of 1,798,000 shares were approved by the stockholders for issuance under option agreements, subject to the EIP.

     The EIP permits the grant of stock options to employees, officers and certain directors. The purpose of the EIP is to attract the best available personnel to the Company and to give employees, officers and certain directors of the Company a greater personal stake in the success of the Company. As of June 30, 2001, 1,782,619 options had been granted under the EIP and 219,667 shares of common stock have been issued pursuant to the EIP. In addition, after June 30, 2001, no options to purchase shares of common stock were issued under the EIP. Exercise prices ranged from $1.125 to $3.00.

The Amended 1994 Stock Option Plan

     The Company's Amended 1994 Stock Option Plan (the "1994 Plan") was originally approved by the Company's stockholders in January 1995 and amended at the Annual Meetings on May 29, 1996 and May 29, 1997. A total of 1,450,000 (post-consolidation) shares were approved by the stockholders for issuance under option agreements, subject to the 1994 Plan.

     The 1994 Plan permits the grant of stock options to employees, officers and certain directors. The purpose of the 1994 Plan is to attract the best available personnel to the Company and to give employees, officers and certain directors of the Company a greater personal stake in the success of the Company.

     As of June 30, 2001, 983,192 options had been granted under the 1994 Plan and 637,692 shares of common stock have been issued pursuant to the 1994 Plan. In addition, after June 30, 2001, 185,000 options to purchase shares of common stock were issued under the 1994 Plan. Exercise prices range from $1.125 to $3.313.

                             STOCK PERFORMANCE GRAPH

                    Five-Year Common Stock Performance Graph

     The following graph compares the performance of the Company's common stock during the period June 28, 1996 to June 29, 2001, with the Nasdaq Stock Market Index and the Company's peer group of Nasdaq stocks.

     The graph depicts the results of investing $100 in the Company's common stock and the identified index at closing prices on June 28, 1996.

                                [GRAPH OMITTED]

     There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The market price of the Company's common stock in recent years has fluctuated significantly and it is likely that the price of the stock will fluctuate in the future. The Company does not endorse any predictions of future stock performance. Furthermore, the stock performance chart is not considered by the Company to be (i) soliciting material, (ii) deemed filed with the Securities and Exchange Commission and (iii) to be incorporated by reference in any filings by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Certain Related Transactions

     In October 2000, the Company entered into a note receivable with the Company's Chief Executive Officer and Chairman of the Board for $425,000. The principal amount of the note represents the amount due to the Company for the exercise of options for 200,000 shares of common stock at an exercise price of $2.13. The note is full recourse, bears interest at 6.3% and is due October 31, 2001. Subsequent to the year-end, on October 26, 2001, the Chief Executive Officer surrendered his shares and the Board cancelled the note and paid the Chief Executive Officer the amount of his interest paid on the note as a bonus.

     The Company completed a private financing on April 27, 2001, in which it received $7,099,000 before expenses. The proceeds from the offering were received from the sale of 3,944,047 shares of common stock at $1.80 per share and the issuance of five year warrants to the purchasers representing the right to acquire an additional 788,809 shares of common stock in the aggregate, at an exercise price of $2.88 per share. Of the $7,099,000 financed, $420,000 was received from members of the Company's board of directors, officers or affiliates. The related parties participating in the financing were David Howell, New England Venture Partners, LP, Spencer Browne, Philip Coelho and Sam Acosta.

     In December 2000, the Company completed a debt financing for a total of $2,075,000. The debt matured on September 19, 2001 or on the fifth day following an equity or debt financing of at least $1,000,000, which ever occurred first. The interest rate is 10% per annum. Of the $2,075,000 financed, $560,000 was received from members of the Company's board of directors, officers or affiliates. The holders of the debt received warrants representing the right to acquire 415,000 shares of common stock for an exercise price of $1.625. The related parties participating in the debt financing were David Howell, New England Venture Partners, LP, Spencer Browne, Philip Coelho, Sam Acosta, HEH Investment Partners, LP, McEnany Holding Inc. and Renee Ruecker.

Independent Auditors

     The firm of Ernst & Young LLP served as our independent auditors for the year ended June 30, 2001, and during the course of that fiscal year they were also engaged by us to provide certain non-audit services.

     Audit Fees. Fees for the last annual audit were $122,900.

     All Other Fees. All other fees were $21,990, including audit related services of $14,500 and non audit services of $7,490. Audit related services generally include fees for accounting consultations and SEC registration statements.

     A representative of Ernst & Young LLP will be at the meeting to make a statement, if he or she desires, and to respond to appropriate questions.

Proposals of Stockholders

     Proposals by stockholders intended to be presented at the Company fiscal year 2003 annual meeting of stockholders must be received by the Company not later than August 12, 2002, for consideration for possible inclusion in the proxy statement relating to that meeting.

Annual Report to Stockholders

     The Annual Report for the fiscal year ended June 30, 2001, including audited financial statements, has been mailed to the stockholders concurrently with this proxy statement, but such report is not incorporated in this proxy statement and is not deemed to be a part of the proxy solicitation material.

     Copies of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended June 30, 2001 will be provided to Stockholders without charge upon request. Stockholders should direct any request to the Company, 3146 Gold Camp Drive, Rancho Cordova, California 95670, Attention: Renee Ruecker, Assistant Secretary.

                                 OTHER BUSINESS

     The Company does not know of any business to be presented for action at the meeting other than those items listed in the notice of the meeting and referred to herein. If any other matters properly come before the meeting or any adjournment thereof, it is intended that the proxies will be voted in respect thereof in accordance with the recommendations of the Board of Directors.

                                              By Order of the Board of Directors


                                          /s/ DAVID C. ADAMS
                                              -----------------
                                              David C. Adams,
                                              Secretary
Sacramento, California

PROXY                                                                      PROXY

                               THERMOGENESIS CORP.
                              3146 Gold Camp Drive
                            Rancho Cordova, CA 95670
                            Telephone (916) 858-5100

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Philip H. Coelho and James Godsey as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Thermogenesis Corp. held of record by the undersigned as of November 26, 2001, at the Annual Meeting of Stockholders to be held at Hilton Garden Inn located at 221 Iron Point Road, Folsom, California 95630, at 9:00 a.m., (PST), on January 24, 2002, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]

Proposal 1: To elect directors to serve for the ensuing year and until their successors are elected.

Nominees
-------------------
Philip H. Coelho                 [  ]   FOR          [  ]   WITHHOLD AUTHORITY
James Godsey                     [  ]   FOR          [  ]   WITHHOLD AUTHORITY
Patrick McEnany                  [  ]   FOR          [  ]   WITHHOLD AUTHORITY
Hubert Huckel, M.D.              [  ]   FOR          [  ]   WITHHOLD AUTHORITY
David Howell                     [  ]   FOR          [  ]   WITHHOLD AUTHORITY
George J. Barry                  [  ]   FOR          [  ]   WITHHOLD AUTHORITY


Proposal 2:        To approve the adoption of the 2002 Independent Directors
                   Equity Incentive Plan

                        [  ]   FOR         [  ]  WITHHOLD AUTHORITY

Proposal 3:        Approve the amendment to the 1998 Equity Incentive Plan to increase the number of shares available for grant.

                        [  ]   FOR         [  ]  WITHHOLD AUTHORITY

Proposal 4:        To transact such other business as may properly come before the meeting and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE, TWO AND THREE.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.


Dated: ____________________, 200__



-------------------------------
Signature



-------------------------------
Signature

                                  Common Stock


Please sign exactly as name appears at left. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PROXY                                                                    PROXY

                               THERMOGENESIS CORP.
                              3146 Gold Camp Drive
                            Rancho Cordova, CA 95670
                            Telephone (916) 858-5100

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Philip H. Coelho and James Godsey as proxies, each with full power to appoint substitutes, and hereby authorizes them or either of them to represent and to vote as designated below, all the shares of common stock of Thermogenesis Corp. held of record by the undersigned as of November 26, 2001, at the Annual Meeting of Stockholders to be held at Hilton Garden Inn, located at 221 Iron Point Road, Folsom, California 95630, at 9:00 a.m., (PST), on January 24, 2002, and any adjournments or postponements thereof, and hereby ratifies all that said attorneys and proxies may do by virtue hereof.

PLEASE MARK VOTE IN BRACKET IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


Proposal 1: To elect directors to serve for the ensuing year and until their successors are elected.

Nominees
--------------------
Philip H. Coelho                 [  ]   FOR          [  ]   WITHHOLD AUTHORITY
James Godsey                     [  ]   FOR          [  ]   WITHHOLD AUTHORITY
Patrick McEnany                  [  ]   FOR          [  ]   WITHHOLD AUTHORITY
Hubert Huckel, M.D.              [  ]   FOR          [  ]   WITHHOLD AUTHORITY
David Howell                     [  ]   FOR          [  ]   WITHHOLD AUTHORITY
George J. Barry                  [  ]   FOR          [  ]   WITHHOLD AUTHORITY



Proposal 2:        To approve the adoption of the 2002 Independent Directors
                   Equity Incentive Plan

                        [  ]   FOR         [  ]  WITHHOLD AUTHORITY

Proposal 3:        Approve the amendment to the 1998 Equity Incentive Plan to increase the number of shares available for grant.

                        [  ]   FOR         [  ]  WITHHOLD AUTHORITY

Proposal 4:        To transact such other business as may properly come before the meeting and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE, TWO AND THREE.

THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO OTHER BUSINESS WHICH PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE READ, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.


Dated: ____________________, 200__



-------------------------------
Signature



-------------------------------
Signature

                      Series A Convertible Preferred Stock


Please sign exactly as name appears at left. When shares are held by joint tenants or more than one person, all owners should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    EXHIBIT A

                           2002 INDEPENDENT DIRECTORS
                              EQUITY INCENTIVE PLAN


1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain and motivate Independent Directors whose present and potential contributions are important to the success of the Company by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock, Stock Appreciation Rights, and Stock Bonuses. This Plan is not intended to replace any current plan of, or awards issued by, Company, nor shall it limit the ability of Company to create additional or new plans, or to issue additional or new awards. Capitalized terms not defined in the text are defined in Section 26.

2. ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall be approved by the stockholders of the Company, consistent with applicable laws, after the date this Plan is adopted by the Board. No Award shall be granted after termination of this Plan but all Awards granted prior to termination shall remain in effect in accordance with their terms. The Effective Date of this Plan be the date of stockholders approval. So long as the Company is subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended.

3. TERM OF PLAN. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board.

4. SHARES SUBJECT TO THIS PLAN.

     4.1. Number of Shares Available. Subject to Section 4.2, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be Two Hundred and Fifty Thousand (250,000). Outstanding Shares of the Company, shall for the purposes of such calculation, include the number of Shares of Stock into which other securities or instruments issued by the Company are currently convertible (e.g., convertible preferred stock, convertible debentures, or warrants for common stock, but not outstanding Options to acquire Stock.

     Subject to Sections 4.2, Shares will again be available for grant and issuance in connection with future Awards under this Plan if they are subject
(i) to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (ii) to an Award granted hereunder but are forfeited; or (iii) to an Award that otherwise terminates without Shares being issued.

     However, in the event that prior to the Award's forfeiture, termination, expiration or lapse, the holder of the Award at any time received one or more elements of "beneficial ownership" pursuant to such Award (as defined by the

SEC, pursuant to any rule or interpretations promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not again be made available for regrant under the Plan.

     At all times, the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan. The Shares to be issued hereunder upon exercise of an Award may be either authorized but unissued, or previously issued and subsequently reacquired. However, when the exercise price for an Option granted under this Plan is paid in an "immaculate" or "cashless" exercise with previously outstanding shares or with the shares underlying the Option which is being exercised, the total number of Shares for which Options granted under this Plan may thereafter be exercised shall be irrevocably reduced by the total number of Shares for which such Option is thus exercised without regard to the number of shares received or retained by the Company in connection with that exercise. For purposes of the determination of the number of Shares available for grant under the Plan, the grant of an Option, SAR, Stock Bonus Award, or Restricted Stock Award shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award, regardless of its vested status.

     4.2 Adjustments. Should any change be made to the Stock of the Company by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, the Administrator (as defined by Section 5.1) shall make appropriate adjustments to
(i) the maximum  number and/or class of securities  issuable  under the Plan and
(ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Option in order to prevent the dilution or enlargement of benefits thereunder; provided however, that the number of Shares subject to any Award shall always be a whole number and the Administrator (as defined by Section 5.1) shall make such adjustments as are necessary to insure Awards of whole Shares.

5. ADMINISTRATION OF THIS PLAN

     5.1 Authority. Authority to control and manage the operation and administration of this Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee or subcommittee consisting of two (2) or more members of the Board, all of whom are Outside Directors and who satisfy the requirements under the Exchange Act for administering this Plan (the "Committee"). Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. The Board at any time may abolish the Committee and reinvest in the Board the administration of this Plan. As used herein, the term "Administrator" means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

     5.2. Interpretation. Subject to the express provisions of this Plan, the Administrator shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan; to select Participants; determine the form and terms of Awards; determine the number of Shares or other consideration subject to Awards; determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company; to further define the terms used in this Plan; to correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement; to provide for rights of refusal and/or repurchase rights; to amend outstanding Award Agreements to provide for, among other things, any change or modification which the Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein; to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of this Plan; to accelerate the vesting of any Award; and to make all other determinations necessary or advisable for the administration of this Plan.

     Any decision or action of the Administrator in connection with this Plan or Awards granted or shares of Stock purchased under this Plan shall be final and binding. The Administrator shall not be liable for any decision, action or omission respecting this Plan or any Awards granted or Shares sold under this Plan.

     5.3 Limitation on Liability. To the extent permitted by applicable law in effect from time to time, no member of the Committee or the Board of Directors shall be liable for any action or omission of any other member of the Committee or the Board of Directors, nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence, arising out of or related to this Plan. The Company shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee or Board in any action against such person (whether or not the Company is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee or Board arising with respect to this Plan or administration thereof or out of membership on the Committee or Board or by the Company, or all or any combination of the preceding, provided, the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of the Company or its stockholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a Director or Committee member, and the term "person" as used on this section shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.

6. GRANT OF OPTIONS; TERMS AND CONDITIONS OF GRANT.

     6.1. Grant of Options. One or more Options may be granted to any Non-Employee Director. Subject to the express provisions of this Plan, the Administrator shall determine from the Non-Employee Director those individuals to whom Options under this Plan may be granted. An Option may be granted with or without a Tandem Right. Each Option granted under this Plan will be evidenced by an Award Agreement, which will expressly identify the Option as an Incentive Stock Option or a Non-qualified Stock Option.

     Further, subject to the express provisions of this Plan, the Administrator shall specify the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Options. If the Administrator fails to specify the Grant Date, the Grant Date shall be the date of the action taken by the Administrator to grant the Option. As soon as practicable after the Grant Date, the Company will provide the Participant with a written Award Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Option. If the Option is granted in connection with a Tandem Right, the Award Agreement shall also specify the terms that apply to the exercise of the Option and Tandem Right. The maximum number of Shares subject to Options which can be granted under the Plan during any calendar year to any individual is 25,000 shares.

     The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

     6.2. General Terms and Conditions. Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

     6.2.1. Exercise of Option. The Administrator may determine in its discretion whether any Option shall be subject to vesting and the terms and conditions of any such vesting. The Award Agreement shall contain any such vesting schedule.

     6.2.2. Option Term. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than 10 years after the grant of the Option and shall be subject to earlier termination as hereinafter provided.

     6.2.3. Exercise Price. The Exercise Price of any Option shall be determined by the Administrator when the Option is granted and may not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased shall be made in accordance with Section 10 of this Plan. The Administrator is authorized to issue Options at an Option price in excess of the Fair Market Value on the date the Option is granted (the so-called "Premium Price" Option) to encourage superior performance.

     6.2.4. Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Administrator (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment made in accordance with Section 10.

     6.2.5. Transferability of Options. No Option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant, only the Participant, his guardian or legal representative may exercise an Option. A Participant may designate a beneficiary to exercise his or her Options after the Participant's death. At its discretion, the Administrator may provide for transfer of an Option without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee's household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust or a foundation in which above family members control the management of the assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an Option may be made only by delivery to Company of a written stock option assignment request (the "Assignment Request") in a form approved by the Administrator, stating the number of Options and Shares underlying Options requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee and his or her relationship to the Participant and containing such other representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by Company to comply with applicable securities laws.

     6.2.6. Termination of Directorship. If for any reason, including permanent and total disability or death, a Participant ceases to be a director of Company or Subsidiary, vested Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time during the maximum term of the Option (but in no event after the earlier of (i) the expiration date of the Option, and (ii) ten years from the Grant Date).

     6.2.7. Suspension and Cancellation of Options. In the event the Administrator reasonably believes a Participant has committed an act of misconduct including, but limited to acts specified below, the Administrator may suspend the Participant's right to exercise any Option granted hereunder pending final determination by the Board. If a Participant is determined by the Board to have: (i) committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to Company or a Subsidiary; (ii) deliberately disregarded the rules of Company or a Subsidiary which resulted in loss, damage or injury to Company or a Subsidiary; (iii) made any unauthorized disclosure of any trade secret or confidential information of Company or a Subsidiary; (iv) induced any client or customer of Company or a Subsidiary to break any contract with Company or a Subsidiary or induced any principal for whom Company or a Subsidiary acts as agent to terminate such agency relations; or (v) engaged in any substantial conduct which constitutes unfair competition with Company or a Subsidiary, neither the Participant nor his estate shall be entitled to exercise any Option hereunder. The determination of the Board shall be final and conclusive. In making its determination, the Board shall give the Participant an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Participant's behalf. In addition, the Board may in the Agreement provide that the Participant shall also pay to Company any gain realized by the Participant from exercising all or any portion of the Options hereunder during a period beginning six (6) months prior to such suspension or cancellation.

     The Administrator may provide in the Agreement that cancellation of the Option shall also apply if the Participant is determined by the Board to have:

     i. engaged in any commercial activity in competition with any part of the business of Company or a Subsidiary;

     ii. diverted or attempted to divert from Company or a Subsidiary business of any kind, including, without limitation, interference with any business relationship with suppliers, customers, licensees, licensors or contractors;

     iii. made, or caused or attempted to cause any other person to make, any statement, either written or oral, or conveying any information about Company or a Subsidiary which is disparaging or which in any way reflects negatively upon Company or a Subsidiary;

     iv. engaged in any other activity that is adverse, contrary or harmful to the interests of Company or a Subsidiary, including influencing or advising any person who is employed by or in the service of Company or a Subsidiary to leave such employment or service to compete with Company or a Subsidiary or to enter into the employment or service of any actual or prospective competitor of Company or a Subsidiary, or to have influenced or advised any competitor of Company or a Subsidiary to employ or to otherwise engage the services of any person who is employed by Company or in the service of Company, or improperly disclosed or otherwise misused any confidential information regarding Company or a Subsidiary; or

     v. refused or failed to provide, upon the request of Company or a Subsidiary, a certification, in a form satisfactory to Company or a Subsidiary, that he or she is in full compliance with the terms and conditions of this Plan.

     Should any provision to this Section 6.2.7. be held to be invalid or illegal, such illegality shall not invalidate the whole of this Section 6, but, rather, this Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties shall be construed and enforced accordingly.

7. RESTRICTED STOCK. A Restricted Stock Award is an offer by the Company to sell to an Non-Employee Director Shares that are subject to restrictions. The Administrator will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, the duration of the restrictions ("Restricted Period"), and all other terms and conditions of the Restricted Stock Award, subject to the following:

     7.1. Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Award Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Award Agreement is delivered to the person. If such person does not execute and deliver the Award Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Administrator.

     7.2. Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Administrator and will be at least eighty-five percent (85%) of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted. Payment of the Purchase Price shall be made in accordance with Section 10 of this Plan.

     7.3. Rights of Holder; Limitations Thereon. Upon a grant of Restricted Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the Participant shall be registered in the Participant's name and shall be held in custody by the Company or a bank or pledgeholder selected by the Administrator for the Participant's account. Following such registration, the Participant shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to receive dividends, if and when declared by the Board, and to vote such Restricted Stock, except that the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in Restricted Stock, as the Administrator shall determine, and except further that, the following restrictions shall apply:

     7.3.1. The Participant shall not be entitled to delivery of a certificate until the expiration or termination of the Restricted Period for the Shares represented by such certificate and the satisfaction of any and all other conditions prescribed by the Administrator;

     7.3.2. All of the Shares of Restricted Stock that have not vested shall be forfeited and all rights of the Participant to such Shares of Restricted Stock shall terminate without further obligation on the part of the Company, unless the Participant has remained a Non-Employee Director, employee or active consultant providing services to) the Company or any of its Subsidiaries, until the expiration or termination of the Restricted Period and the satisfaction of any and all other conditions prescribed by the Administrator applicable to such Shares of Restricted Stock. Upon the forfeiture of any Shares of Restricted Stock, such forfeited Shares shall be transferred to the Company without further action by the Participant and shall, in accordance with Section 4.1, again be available for grant under this Plan. If the Participant paid any amount for the Shares of Restricted Stock that are forfeited, the Company shall pay the Participant the lesser of the Fair Market Value of the Shares on the date they are forfeited or the amount paid by the Participant.

     7.4. Delivery of Unrestricted Shares. Upon the expiration or termination of the Restricted Period for any Shares of Restricted Stock and the satisfaction of any and all other conditions prescribed by the Administrator, the restrictions applicable to such Shares of Restricted Stock shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions except any that may be imposed by law, a stockholders' agreement or any other agreement, to the holder of the Restricted Stock. The Company shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional Share to the holder thereof. Concurrently with the delivery of a certificate for Restricted Stock, the holder shall be required to pay an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in Section 11 below.

     7.5. Nonassignability of Restricted Stock. Unless the Administrator provides otherwise in the Award Agreement, no grant of, nor any right or interest of a Participant in or to, any Restricted Stock, or in any instrument evidencing any grant of Restricted Stock under this Plan, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

     7.6. Restrictions. Restricted Stock Awards will be subject to such restrictions (if any) as the Administrator may impose. The Administrator may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Administrator may determine.

8. STOCK BONUSES.

     8.1. Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to the Company. A Stock Bonus may be awarded pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The award may also be paid in cash, or Shares and cash, as determined by the Administrator in accordance with Section 8.3 below. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company and/or individual performance factors or upon such other criteria as the Administrator may determine. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.

     8.2. Terms of Stock Bonuses. The Administrator will determine the number of Shares to be awarded to the Participant and whether such Shares will be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Award Agreement, then the Administrator will determine (a) the nature, length and starting date of any period during which performance is to be measured (the "Performance Period") for each Stock Bonus;
(b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Administrator. The Administrator may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments, as the Administrator deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances.

     8.3. Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Administrator may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Administrator determines.

     8.4. Termination During Performance Period. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the Termination Date in accordance with the Award Agreement, unless the Administrator determines otherwise.

9. STOCK APPRECIATION RIGHTS.

     9.1. Awards of Stock Appreciation Rights. A Stock Appreciation Right is an award to receive a number of Shares (which may consist of Restricted Stock), or cash, or Shares and cash, as determined by the Administrator in accordance with
Section 9.5 below, for services rendered to the Company. A Stock Appreciation Right may be awarded pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Appreciation Right may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company and/or individual performance factors or upon such other criteria as the Administrator may determine.

     9.2. Grant. The Administrator shall determine at the time of the grant of a Stock Appreciation Right the time period during which the Stock Appreciation Right may be exercised, which period may not commence until six months after the date of grant. A Stock Appreciation Right may be granted with or without a related Option. In the case of a related Incentive Stock Option, a payment to the Participant upon the exercise of a Tandem Right may not be more than the difference between the Fair Market Value of the Shares subject to the Incentive Stock Option on the date of grant and the Fair Market Value of the Shares on the date of exercise of the Tandem Right. The maximum number of Shares subject to Stock Appreciation Rights which can be granted under the Plan during any calendar year to any individual is 25,000 shares.

     9.3. Duration. The duration of a Stock Appreciation Right shall be set forth in the Award Agreement as determined by the Administrator. A Stock Appreciation Right that is granted as a Tandem Right shall have the same duration as the Option with which it relates.

     9.4. Exercise. A Stock Appreciation Right shall entitle a Participant to receive a number of Shares (without any payment to the Company, except for applicable withholding taxes), cash, or Shares and cash, as determined by the Administrator in accordance with Section 9.5 below. If a Stock Appreciation Right is issued in tandem with an Option, except as may otherwise be provided by the Administrator, the Tandem Right shall be exercisable during the period that its related Option is exercisable. A Participant desiring to exercise a Stock Appreciation Right shall give written notice of such exercise to the Company, which notice shall state the proportion of Stock and cash that the Participant desires to receive pursuant to the Stock Appreciation Right exercised subject to the discretion of the Administrator. Upon receipt of the notice from the Participant, the Company shall deliver to the person entitled thereto (i) a certificate or certificates for Shares and/or (ii) a cash payment, in accordance with Section 9.5 below. The date the Company receives written notice of such exercise hereunder is referred to in this Section 9 as the "exercise date." The delivery of Shares or cash received pursuant to such exercise shall take place at the principal offices of the Company within 30 days following delivery of such notice.

     9.5. Number of Shares or Amount of Cash. Subject to the discretion of the Administrator to substitute cash for Shares, or some portion of the Shares for cash, the amount of Shares which may be issued pursuant to the exercise of a Stock Appreciation Right shall be determined by dividing: (a) the total number of Shares as to which the Stock Appreciation Right is exercised, multiplied by the amount by which the Fair Market Value of the Shares on the exercise date exceeds the Fair Market Value the Shares on the date of grant of the Stock Appreciation Right, by (b) the Fair Market Value of the Shares on the exercise date; provided, however, that fractional Shares shall not be issued and in lieu thereof, a cash adjustment shall be paid. In lieu of issuing Shares upon the exercise of a Stock Appreciation Right, the Administrator in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Shares on the exercise date for any or all of the Shares that would otherwise be issuable upon exercise of the Stock Appreciation Right.

     9.6. Effect of Exercise. A partial exercise of a Stock Appreciation Right shall not affect the right to exercise the remaining Stock Appreciation Right from time to time in accordance with this Plan and the applicable Award Agreement with respect to the remaining shares subject to the Stock Appreciation Right. The exercise of either an Option or Tandem Right shall result in the termination of the other to the extent of the number of Shares with respect to which the Option or its Tandem Right is exercised.

     9.7. Transferability of Stock Appreciation Rights Generally.

     9.7.1. Transferability of Stock Appreciation Rights. No Award under Section
9. shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant, only the Participant, his guardian or legal representative may exercise an Award. A Participant may designate a beneficiary to exercise his or her Award after the Participant's death. However, the Administrator may provide for transfer of an Award without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister- in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee's household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Award pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Award immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an SAR may be made only be delivery to the Company of a written SAR assignment request (the "Assignment Request") in a form approved by the administrator, stating the numbers of SARs and Shares underlying SARs requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee, and containing such other representations and agreement regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by The Company to comply with applicable securities laws.

     9.7.2. Transferability of Tandem Rights. The same transfer restriction shall apply to a Tandem Right as are applied to the corresponding Option under
Section 6.2.5.

     9.8. Termination of Employment. Upon the Termination of employment or other services of a Participant, any Stock Appreciation Rights then held by such Participant shall be exercisable within the time periods, and upon the same conditions with respect to the reasons for termination of employment or other services, as are specified in Section 6.2.6. with respect to Options.

     9.9 Suspension and Cancellation of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to suspension and cancellation under the same conditions as are specified in Section 6.2.7 with respect to Options.

10. PAYMENT FOR SHARE PURCHASES.

     10.1. Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant at the discretion of the Administrator and where permitted by law:

     10.1.1. by cancellation of indebtedness of the Company to the Participant;

     10.1.2. by surrender of shares of Stock of the Company that either: (1) have been owned by the Participant for more than six (6) months (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by the Participant in the public market;

     10.1.3. by tender of a full recourse promissory note having such terms as may be approved by the Administrator and bearing interest at a rate sufficient to avoid imputation of income under Code Sections 483 and 1274; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

     10.1.4. with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

     i. through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

     ii. through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the

NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

     10.1.5. by forfeiture of Option shares equal to the value of the exercise price pursuant to a so-called "immaculate cashless exercise," or

     10.1.6. by any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

The Administrator may provide, in an Agreement or otherwise, that a Participant who exercises an Option and pays the Exercise Price in whole or in part with Stock then owned by the Participant will be entitled to receive another Option covering the same number of shares tendered and with a price of no less than Fair Market Value on the date of grant of such additional Option ("Reload Option"). Unless otherwise provided in the Agreement, a Participant, in order to be entitled to a Reload Option, must pay with Stock that has been owned by the Participant for at least the preceding six (6) months.

     10.2. Loan Guarantees. At its sole discretion, the Administrator may help the Participant pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

11. WITHHOLDING TAXES.

     11.1. Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or Shares are forfeited pursuant to an "immaculate cashless exercise," the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements prior to the delivery of any certificate or certificates for such Shares. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award, the disposition by a Participant or other person of Awards of Shares of an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-qualified Stock Option, the Company shall have the right to require such Participant or such other person to pay by cash, or check payable to the Company, the amount of any such withholding with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable (the "Tax Date").

     11.2. Stock for Withholding. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Stock up to an amount not greater than the Company's minimum statutory withholding rate for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income. The Administrator may exercise its discretion, by (a) directing the Company to apply shares of Stock to which the Participant is entitled as a result of the exercise of an Option, or (b) delivering to the Company shares of Stock owned by the Participant (other than in connection with an option exercise triggering withholding taxes within the last six (6) months). The shares of Stock so applied or delivered for the withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

12. PRIVILEGES OF STOCK OWNERSHIP. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; and provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Exercise Price or Purchase Price pursuant to Section 14. Subject to Sections 20 and 21, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the shares of Stock has been acquired by the Participant.

13. TRANSFERABILITY. Unless otherwise provided, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the Award Agreement provisions relating thereto. Unless otherwise provided in this Plan, during the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award may be made only by the Participant.

14. RESTRICTION ON SHARES. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase at the Exercise Price or the Purchase Price of the Shares acquired under an Award or impose other restrictions on such Shares during a period not to exceed one hundred eighty (180) days from the date of exercise or purchase. After one hundred eighty (180) days, at the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase the Shares acquired under an Award at the Fair Market Value at the time of repurchase. The terms and conditions of any such rights or other restrictions shall be set forth in the Award Agreement evidencing the Option.

15. CERTIFICATES. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

16. ESCROW, PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Administrator may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of such Participant's obligation to the Company under the promissory note; provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form, as the Administrator will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

17. EXCHANGE AND BUYOUT OF AWARDS. The Administrator may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Administrator may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Administrator and the Participant may agree.

18. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so. Upon exercising all or any portion of an Award, a Participant may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in such shares to comply with applicable securities laws. Evidences of ownership of Shares acquired pursuant to an Award shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.

19. RIGHTS OF EMPLOYEES.

     19.1. No Obligation to Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or to limit in any way the right of the Company to terminate such Participant's employment or other relationship at any time, with or without cause.

     19.2. Compliance with Code Section 162(m). At all times when the Administrator determines that compliance with Code Section 162(m) is required or desired, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may, subject to this Section 19, make any adjustments it deems appropriate.

20. ADJUSTMENT FOR CHANGES IN CAPITALIZATION. The existence of outstanding Awards shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise. Shares shall be adjusted pursuant to Section 4.2.

21. DISSOLUTION, LIQUIDATION, MERGER.

     21.1. Company Not the Survivor. In the event of a dissolution or liquidation of the Company, a merger, consolidation, combination or reorganization in which the Company is not the surviving corporation, or a sale of substantially all of the assets of the Company (as determined in the sole discretion of the Board of Directors), the Administrator, in its absolute discretion, may cancel each outstanding Award upon payment in cash to the Participant of the amount by which any cash and the fair market value of any other property which the Participant would have received as consideration for the Shares covered by the Award if the Award had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the exercise price of the Award or negotiate to have such option assumed by the surviving corporation. In addition to the foregoing, in the event of a dissolution or liquidation of the Company, or a merger, consolidation, combination, or reorganization in which the Company is not the surviving corporation, or a sale or transfer of all or substantially all of the Company's assets, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Award may be exercised, provided however, that the Change of Control Section 22.1 will control with respect to acceleration in vesting in the event of a merger, consolidation, combination or reorganization that results in a change of control as so defined.

     21.2. Company is the Survivor. In the event of a merger, consolidation, combination or reorganization in which the Company is the surviving corporation, the Board of Directors shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Awards may be exercised, and the exercise price at which outstanding Awards may be exercised. The Board of Directors shall determine, in its sole and absolute discretion, when the Company shall be deemed to survive for purposes of this Plan.

22. CHANGE OF CONTROL.

     22.1. Definition. If there is a "change of control" in the Company, all outstanding Awards shall fully vest immediately upon the Company's public announcement of such a change. A "change of control" shall mean an event involving one transaction or a related series of transactions, in which (i) the Company issues securities equal to 51% or more of the Company's issued and outstanding voting securities, determined as a single class, to any individual, firm, partnership, limited liability company, or other entity, including a "group" within the meaning of SEC Exchange Act Rule 13d-3, (ii) the Company issues voting securities equal to 51% or more of the issued and outstanding voting stock of the Company in connection with a merger, consolidation other business combination, (iii) the Company is acquired in a merger, consolidation, combination or reorganization in which the Company is not the surviving company, or (iv) all or substantially all of the Company's assets are sold or transferred. The Administrator, in its discretion, may adjust the percentage of securities the Company may issue to constitute a change of control under (i) and
(ii) in an individual Award Agreement.

     22.2. Limitation on Awards. Notwithstanding any other provisions of this Plan and unless provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Participant has a right to receive from the Company, would constitute a "parachute payment" (as defined in Code Section 280G), all such payments shall be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Code Section 4999.

23. TERMINATION; AMENDMENT. The Board may amend, suspend or terminate this Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding Awards without such person's consent not unreasonably withheld. Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the Stockholders even if such approval is not expressly required by this Plan or by law.

24. DEFERRALS. The Administrator may permit a Participant to defer to another plan or program such Participant's receipt of Shares or cash that would otherwise be due to such Participant by virtue of the exercise of an Option, the exercise of a Stock Appreciation Right, the vesting of Restricted Stock, or the earning of a Stock Bonus. If any such deferral election is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such payment deferrals.

25. GOVERNING LAW. This Plan and the rights of all persons under this Plan shall be construed in accordance with and under applicable provisions of the laws of the State of California.

26. DEFINITIONS. As used in this Plan, the following terms will have the following meanings:

     26.1 "Award" means, individually and collectively, any award under this Plan, including any Option, Restricted Stock, a Stock Appreciation Right, or Stock Bonus.

     26.2 "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

     26.3 "Board" means the Board of Directors of the Company.

     26.4 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     26.5 "Committee" means the Committee appointed by the Board to administer this Plan, or if no such committee is appointed, the Board.

     26.6 "Company" means ThermoGenesis Corp., a Delaware corporation and its subsidiaries, or any successor corporation.

     26.7 "Disability" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

     26.8 "Effective Date" has the meaning set forth in Section 2.

     26.9 "Eligible Person" means, in the case of the grant of an Incentive Stock Option, all employees of the Company or a subsidiary of the Company and, in the case of a Non-qualified Stock Option, Restricted Stock, Stock Appreciation Right and Stock Bonus, any director, officer or employee of the Company or other person who, in the opinion of the Board, is rendering valuable services to the Company, including without limitation, an independent contractor, outside consultant, or advisor to the Company.

     26.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.

     26.11 "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

     26.12 "Fair Market Value" means (i) if the Stock is listed or admitted to trade on a national securities exchange, the closing price of the Stock on the Composite Tape, as published in the Western Edition of the Wall Street Journal, of the principal national securities exchange on which the Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Stock on such date, then the closing price of the Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such Stock; (ii) if the Stock is not listed or admitted to trade on a national securities exchange, the closing price for the Stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not reported on the National Market System, the mean between the closing bid and asked prices for the stock on such date, as furnished by the NASD, and if no bid and asked prices are quoted on such date, the bid and asked prices on the next preceding day on which such prices were quoted; and (iv) if the stock is not reported on the National Market System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value established by the Administrator for purposes of granting options under this Plan.

     26.13 "Incentive Stock Option" means an option, which is an option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

     26.14 "Named Executive Officer" means, if applicable, a Participant who, as of the date of vesting and/or payout of an Award is one of the group of "covered employees," as defined under in the regulations promulgated under Code Section 162(m), or any successor statute.

     26.15 "NASD Dealer" means a broker-dealer that is a member of the National Association of Securities Dealers.

     26.16 "Non-qualified Stock Option" means an option, which is designated a Non-qualified Stock Option.

     26.17 "Officer" means an officer of the Company and an officer who is subject to Section 16 of the Exchange Act.

     26.18 "Outside Director" means any director who is not (a) a current employee of the Company; (b) a former employee of the Company who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (c) a current or former officer of the Company; or (d) currently receiving compensation for personal services in any capacity, other than as a director, from the Company; as may otherwise be defined in regulations promulgated under Section 162(m) of the Code.

     26.19 "Option" means an award of an option to purchase  Shares  pursuant to
Section 6.

     26.20 "Optionee" means the holder of an Option.

     26.21 "Participant" means a person who receives an Award under this Plan.

     26.22 "Plan" means this 2002 Independent Directors Equity Incentive Plan, as amended from time to time.

     26.23 "Restricted Stock Award" means an award of Shares pursuant to Section 7.

     26.24 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

     26.25 "SEC" means the Securities and Exchange Commission.

     26.26 "Securities Act" means the Securities Act of 1933, as amended from time to time.

     26.27 "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section 4, and any successor security.

     26.28 "Stock" means the Common Stock, $.001 par value, of the Company, and any successor entity.

     26.29 "Stock Appreciation Right" or "SAR" means the right, granted by the Administrator pursuant to this Plan, to receive a payment equal to the increase in the Fair Market Value of a Share of Stock subsequent to the grant of such Award.

     26.30 "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 8.

     26.31 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     26.32 "Tandem Right" means an Stock Appreciation Right that is granted in relation to a particular Option and that can be exercised only upon surrender to the Company, unexercised, of that portion of the Option to which the Stock Appreciation Right relates.

     26.33 "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator; provided, that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Award Agreement. The Administrator will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

     26.34 "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

     26.35 "Vested Shares" means "Vested Shares" as defined in the Award Agreement.

     26.36  "Vesting  Date" means the date on which an Award  becomes  wholly or
partially   exercisable,   as  determined  by  the  Administrator  in  its  sole
discretion.